SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 1999

                                 XOX CORPORATION

  DELAWARE                           0-28610              93-0898539
  (State or other jurisdiction       (Commission File     (IRS Employer
  of incorporation)                   Number)             Identification Number)

               7640 West 78th Street, Bloomington, Minnesota 55439 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (612) 946-1191



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

XOX Corporation (the "Company") on May 18, 1999, dismissed Ernst & Young LLP as its independent accountant. The decision to change accountants was recommended by the XOX Board of Directors.

In connection with the audits of the fiscal years ended December 31, 1998, 1997, and in the subsequent interim period through the date of dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

Ernst & Young LLP's report on the consolidated financial statements as of and for the years ended December 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

XOX Corporation has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 21, 1999 is filed as Exhibit 16 to this Form 8-K.

(b) New Independent Accountants

On May 19, 1999, XOX Corporation engaged Grant Thornton LLP as its new independent accountants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.  Ernst & Young LLP Letter regarding Change in Certifying Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 XOX CORPORATION

Date: May 25, 1999                  /s/ Mark O. Senn
                                    President and Chief Operating Officer